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                                                               EXHIBIT 10.20(B)


                                AMENDMENT NO. 2

     AMENDMENT NO.2 (this "Amendment"), dated as of March 17, 1999, under the
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Credit Agreement, dated as of July 11, 1997, by and among EVEREN Capital
Corporation, the Lenders party thereto, LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Agreement").
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                                   RECITALS
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I.   Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

II. The Borrower has requested that the Agreement be amended upon the terms and conditions contained herein.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.     SECTION 7.6 OF THE AGREEMENT IS AMENDED AND RESTATED IN ITS
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ENTIRETY TO READ AS FOLLOWS:
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          7.6  Capital Expenditures
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               Make any Capital Expenditure, or permit any Subsidiary so to do, except (a) Acquisitions permitted under Sections 7.4, and (b) other Capital Expenditures, provided that such other Capital Expenditures shall not exceed $30,000,000 on a Consolidated basis in any fiscal year.

ARTICLE II.    SECTION 7.16 OF THE AGREEMENT IS AMENDED AND RESTATED IN ITS
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ENTIRETY TO READ AS FOLLOWS:
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          7.16 Forgivable Loans
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               MAKE OR ASSUME ANY FORGIVABLE LOAN, OR PERMIT ANY SUBSIDIARY SO
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     TO DO, IF IMMEDIATELY BEFORE OR AFTER GIVING EFFECT THERETO, THE AGGREGATE
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     PRINCIPAL AMOUNT OF FORGIVABLE LOANS OF THE BORROWER AND THE SUBSIDIARIES
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     ON A CONSOLIDATED BASIS SHALL EXCEED $100,000,000 (EXCLUDING FORGIVABLE
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     LOANS ACQUIRED PURSUANT TO AN ACQUISITION PERMITTED PURSUANT TO SECTION
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     7.4).
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ARTICLE III.   ON THE DATE HEREOF, EACH LOAN PARTY HEREBY (A) REAFFIRMS AND
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ADMITS THE VALIDITY AND ENFORCEABILITY OF THE LOAN DOCUMENTS (AS AMENDED BY
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THIS AMENDMENT) AND ALL
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OF ITS OBLIGATIONS THEREUNDER, (B) AGREES AND ADMITS THAT IT HAS NO DEFENSES TO
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OR OFFSETS AGAINST ANY SUCH OBLIGATIONS, (C) REPRESENTS AND WARRANTS THAT, BOTH
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IMMEDIATELY BEFORE AND AFTER GIVING EFFECT TO THIS AMENDMENT, EACH
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REPRESENTATION AND WARRANTY MADE IN ANY LOAN DOCUMENT IS TRUE AND CORRECT, AND
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(D) REPRESENTS AND WARRANTS THAT, BOTH IMMEDIATELY BEFORE AND AFTER GIVING
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EFFECT TO THIS AMENDMENT, NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS
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CONTINUING.
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ARTICLE IV.     THIS AMENDMENT IS BEING DATED FOR CONVENIENCE; PROVIDED,
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HOWEVER, THAT NOTWITHSTANDING SUCH DATE, SUBJECT TO THE RECEIPT BY THE
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ADMINISTRATIVE AGENT OF THIS AMENDMENT DULY EXECUTED BY THE BORROWER, THE
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REQUIRED LENDERS AND THE ADMINISTRATIVE AGENT, THE AMENDMENTS SET FORTH IN
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PARAGRAPH 1 AND PARAGRAPH 2 ABOVE SHALL BE EFFECTIVE AS OF DECEMBER 31, 1998.
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ARTICLE V.      EXCEPT AS EXPRESSLY AMENDED HEREBY, THE LOAN DOCUMENTS ARE AND
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SHALL REMAIN IN FULL FORCE AND EFFECT, AND NO AMENDMENT IN RESPECT OF ANY TERM
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OR CONDITION OF ANY LOAN DOCUMENT SHALL BE DEEMED TO BE AN AMENDMENT IN RESPECT
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OF ANY OTHER TERM OR CONDITION CONTAINED IN ANY LOAN DOCUMENT.
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ARTICLE VI.     THE BORROWER HEREBY AGREES TO PAY PROMPTLY ALL EXPENSES OF THE
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ADMINISTRATIVE AGENT IN CONNECTION WITH THIS AMENDMENT, INCLUDING THE FEES AND
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DISBURSEMENTS OF SPECIAL COUNSEL TO THE ADMINISTRATIVE AGENT.
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ARTICLE VII.    THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS,
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ALL OF WHICH, TAKEN TOGETHER, SHALL CONSTITUTE ONE AGREEMENT.
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ARTICLE VIII.   THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
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INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT
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REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
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     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                          EVEREN CAPITAL CORPORATION

                          By: _________________________________
                          Name:________________________________
                          Title:_______________________________

                           THE BANK OF NEW YORK, in its capacity as a Lender and the Administrative Agent

                          By:__________________________________
                          Name:________________________________
                          Title:_______________________________



                           LASALLE NATIONAL BANK, in its capacity as a Lender and the Documentation Agent

                          By:__________________________________
                          Name:________________________________
                          Title:_______________________________

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